                                                                     EXHIBIT 4.2

                                 SYNETIC, INC.


                                 $150,000,000


                     % Convertible Subordinated Debentures
                    -

                                   due 2007



                              __________________



                                   INDENTURE

                              Dated as of   , 1997
                                          --
                    United States Trust Company of New York

                                    Trustee

                         TABLE OF CONTENTS
                         -----------------
                                                             Page
                                                             ----

                             ARTICLE 1

            DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.....................................
Section 1.02.  Other Definitions...............................
Section 1.03.  Incorporation by Reference of Trust Indenture
               Act.............................................
Section 1.04.  Rules of Construction...........................

                             ARTICLE 2

                          THE SECURITIES

Section 2.01.  Designation Amount, Execution, Authentication
               and Delivery of Securities......................
Section 2.02.  Form and Date of Securities and Trustee's
               Certificate.....................................
Section 2.03.  Registrar, Paying Agent and Conversion Agent....
Section 2.04.  Paying Agent to Hold Money in Trust.............
Section 2.05.  Securityholder Lists............................
Section 2.06.  Exchange and Transfer of Securities.............
Section 2.07.  Replacement Securities..........................
Section 2.08.  Outstanding Securities..........................
Section 2.09.  Treasury Securities.............................
Section 2.10.  Temporary Securities............................
Section 2.11.  Cancellation....................................
Section 2.12.  Defaulted Interest..............................


                             ARTICLE 3

                            REDEMPTION

Section 3.01.  Notices to Trustee...............................
Section 3.02.  Selection of Securities to be Redeemed...........
Section 3.03.  Notice of Redemption.............................
Section 3.04.  Effect of Notice of Redemption...................
Section 3.05.  Deposit of Redemption Price......................
Section 3.06.  Securities Redeemed in Part......................

                             ARTICLE 4

                             COVENANTS

Section 4.01.  Payment of Securities............................
Section 4.02.  SEC Reports......................................
Section 4.03.  Compliance Certificate...........................
Section 4.04.  Stay, Extension and Usury Laws...................
Section 4.05.  Liquidation......................................
Section 4.06.  Reservation of Shares of Common Stock for
               Issuance Upon Conversion.........................

                             ARTICLE 5

                            SUCCESSORS

Section 5.01.  When Company May Merge, etc......................
Section 5.02.  Successor Corporation Substituted................


                             ARTICLE 6

                       DEFAULTS AND REMEDIES

Section 6.01.  Events of Default................................
Section 6.02.  Acceleration.....................................
Section 6.03.  Other Remedies...................................
Section 6.04.  Waiver of Past Defaults..........................
Section 6.05.  Control by Majority..............................
Section 6.06.  Limitation on Suits..............................
Section 6.07.  Rights of Holders to Receive Payment.............
Section 6.08.  Collection Suit by Trustee.......................
Section 6.09.  Trustee May File Proofs of Claim.................
Section 6.10.  Priorities.......................................
Section 6.11.  Undertaking for Costs............................


                             ARTICLE 7

                              TRUSTEE

Section 7.01.  Duties of Trustee................................
Section 7.02.  Rights of Trustee................................
Section 7.03.  Individual Rights of Trustee.....................
Section 7.04.  Trustee's Disclaimer.............................
Section 7.05.  Notice of Defaults...............................
Section 7.06.  Reports by Trustee to Holders....................
Section 7.07.  Compensation and Indemnity.......................
Section 7.08.  Replacement of Trustee...........................
Section 7.09.  Successor Trustee by Merger, etc.................

Section 7.10.  Eligibility; Disqualification....................
Section 7.11.  Preferential Collection of Claims Against
               Company..........................................


                             ARTICLE 8

                      DISCHARGE OF INDENTURE

Section 8.01.  Termination of Company's Obligations.............
Section 8.02.  Application of Trust Money.......................
Section 8.03.  Repayment to Company.............................
Section 8.04.  Reinstatement....................................

                             ARTICLE 9

                            AMENDMENTS

Section 9.01.  Without Consent of Holders.......................
Section 9.02.  With Consent of Holders..........................
Section 9.03.  Compliance with Trust Indenture Act...............
Section 9.04.  Revocation and Effect of Consents................
Section 9.05.  Notation on or Exchange of Securities............
Section 9.06.  Trustee Protected................................

                            ARTICLE 10

                            CONVERSION

Section 10.01. Conversion Privilege.............................
Section 10.02. Conversion Procedure.............................
Section 10.03. Fractional Shares................................
Section 10.04. Taxes on Conversion..............................
Section 10.05. Company to Provide Stock..........................
Section 10.06. Adjustment for Change in Capital Stock...........
Section 10.07. Adjustment for Rights Issue......................
Section 10.08. Adjustment for Other Distributions...............
Section 10.09. Adjustment for Common Stock Issue................
Section 10.10. Adjustment for Convertible Securities Issue......
Section 10.11. Current Market Price.............................
Section 10.12. Consideration Received...........................
Section 10.13. When Adjustment May Be Deferred..................
Section 10.14. When No Adjustment Required......................
Section 10.15. Notice of Adjustment.............................
Section 10.16. Voluntary Reduction..............................
Section 10.17. Notice of Certain Transactions...................
Section 10.18. Reorganization of Company........................
Section 10.19. Company Determination Final......................
Section 10.20. Trustee's Disclaimer.............................

                            ARTICLE 11

                           SUBORDINATION

Section 11.01. Securities Subordinated to Senior Debt...........
Section 11.02. Company Not to Make Payments with Respect to
               Securities in Certain Circumstances..............
Section 11.03. Securities Subordinated to Prior Payment of
               All Senior Debt on Dissolution, Liquidation
               or Reorganization of Company.....................
Section 11.04. Securityholders to be Subrogated to Rights
               of Holders of Senior Debt........................
Section 11.05. Obligation of Company Unconditional..............
Section 11.06. Knowledge of Trustee.............................
Section 11.07. Application by Trustee of Monies Deposited
               With It..........................................
Section 11.08. Subordination Rights Not Impaired by Acts or
               Omissions of Company or Holders of Senior
               Debt.............................................
Section 11.09. Securityholders Authorize Trustee to Effectuate
               Subordination of Securities......................
Section 11.10. Trustee Not Fiduciary for Holders of Senior
               Debt.............................................
Section 11.11. Right of Trustee to Hold Senior Debt.............
Section 11.12. Article Eleven Not to Prevent Events of
               Default..........................................


                            ARTICLE 12

                    RIGHT TO REQUIRE REPURCHASE

Section 12.01. Right to Require Repurchase......................
Section 12.02. Notice; Method of Exercising Repurchase
               Right............................................
Section 12.03. Certain Definitions..............................
Section 12.04. Compliance with Law..............................


                            ARTICLE 13

                           MISCELLANEOUS

Section 13.01. Trust Indenture Act Controls.....................
Section 13.02. Notices..........................................
Section 13.03. Communication by Holders with Other Holders......
Section 13.04. Certificate and Opinion as to Conditions Precedent
               .................................................
Section 13.05. Statements Required in Certificate or Opinion....
Section 13.06. Rules by Trustee and Agents......................

Section 13.07. Legal Holidays...................................
Section 13.08. No Recourse Against Others.......................
Section 13.09. Counterparts.....................................
Section 13.10. Variable Provisions..............................
Section 13.11. Governing Law....................................
Section 13.12. No Adverse Interpretation of Other Agreements....
Section 13.13. Successors.......................................
Section 13.14. Severability.....................................
Section 13.15. Table of Contents, Headings, Etc.................


EXHIBIT A.....................................................A-1

                     CROSS-REFERENCE TABLE[*]


Trust Indenture
Act Section                                  Indenture Section



----------
*    This Cross-Reference Table is not part of the Indenture.

     INDENTURE dated as of February 15, 1997, between Synetic, Inc., a Delaware corporation ("Company"), and United States Trust Company of New York ("Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's _% Convertible Subordinated Debentures due 2007 ("Securities"):


                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.
-------------  -----------

     "Affiliate" of any specified person means any other person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

     "Agent" means any Registrar, Paying Agent, Conversion Agent or co-
      -----
Registrar.

     "Board of Directors" means the Board of Directors of the Company or any
      ------------------
authorized committee of the Board.

     "Capital Stock" means any and all shares, interests, participations or
      -------------
other equivalents (however designated) of stock of any class which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up and which is not subject to redemption.

     "Company" means the party named as such above until a successor replaces it
      -------
in accordance with Article 5 and thereafter means the successor.

     "Default" means any event which is, or after notice or passage of time
      -------
would be, an Event of Default.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Holder" or "Securityholder" means a person in whose name a Security is
      ------      --------------
registered on the Securities Register.

     "Indenture" means this Indenture as amended from time to time.
      ---------

     "NASDAQ" means the National Association of Securities Dealers Automated
      ------
Quotation System.

     "Officers' Certificate" means a certificate signed by two Officers, one of
      ---------------------
whom must be the Chairman of the Board, the President, the Treasurer or a Vice-President of the Company. See Sections 13.04 and 13.05.

     "Opinion of Counsel" means a written opinion from legal counsel who is
      ------------------
acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 13.04 and 13.05.

     "person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "principal" of a debt security means the principal of the security plus the
      ---------
premium, if any, on the security.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities" means the Securities described above issued under this
      ----------
Indenture in the form of Exhibit A hereto.

     "Securities Register" shall have the meaning provided in Section 2.03.
      -------------------

     "Significant Subsidiary" means a "significant subsidiary" as defined in
      ----------------------
Rule 1-02 of Regulation S-X under the Securities Act of 1933, as amended and the Exchange Act (as such Regulation is in effect on the date hereof).

     "subsidiary" of any specified person means (i) a corporation a majority of
      ----------
whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person or by such person and a subsidiary or subsidiaries of such person or (ii) any other person (other than a corporation) in which such person or such person and a subsidiary or subsidiaries of such person or a subsidiary or subsidiaries of such person, directly or indirectly, at the date of determination thereof has at least majority voting interest.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-
      ---
77bbbb) as amended and in effect on the date of this Indenture.

     "Trustee" means the party named as such above until a successor replaces it
      -------
in accordance with the applicable provisions of this Indenture and thereafter means the successor.

     "Trust Officer" means the Chairman of the Board, the President or any other
      -------------
officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

Section 1.02  Other Definitions.
------------  -----------------

     Term                                   Defined in Section
     ----                                   ------------------

     "Bankruptcy Law".........................      6.01
     "Change in Control"......................     12.03
     "Common Stock"...........................     10.01
     "Conversion Agent".......................      2.03
     "Custodian"..............................      6.01
     "Debt"...................................     11.01
     "Designated Event".......................     12.03
     "Event of Default".......................      6.01
     "Legal Holiday"..........................     13.07
     "Officer"................................     13.10
     "Paving Agent"...........................      2.03
     "Quoted Price"...........................     13.10
     "Registrar"..............................      2.03
     "Senior Debt"............................     11.01
     "U.S. Government Obligations"............      8.01

Section 1.03  Incorporation by Reference of Trust Indenture Act.
------------  -------------------------------------------------

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities;
      --------------------

     "indenture security holder" means a Securityholder;
      -------------------------

     "indenture to be qualified" means this Indenture;
      -------------------------

     "indenture trustee" or "institutional trustee" means the Trustee;
      -----------------      ---------------------

     "obligor" on the Securities means the Company.
      -------

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04.  Rules of Construction.
-------------  ---------------------

     Unless the context otherwise requires:

    (1) a term has the meaning assigned to it;

    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

    (3) references to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect as of the time when and for the period as to which such accounting principles are to be applied;

    (4) or is not exclusive;

    (5) words in the singular include the plural, and in the plural include the singular; and

    (6) provisions apply to successive events and transactions.


                                   ARTICLE 2

                                 THE SECURITIES

Section 2.01.  Designation Amount, Execution, Authentication and
-------------  -------------------------------------------------
               Delivery of Securities.
               ----------------------

     The Securities shall be designated as _% Convertible Subordinated Debentures due 2007. Securities for the aggregate principal amount of one hundred fifty million dollars ($150,000,000), upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate upon original issuance, and deliver said Securities to or upon the written order of the Company, signed by two Officers, without any further corporate action by the Company; provided, however, that in the event that the
                                 --------  -------
Company sells any Securities pursuant to the over-allotment option (the "Over-
                                                                         -----
allotment Option") granted pursuant to Section
----------------

2 of the Purchase Agreement, dated

February [ ], 1997 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Trustee shall authenticate and deliver Securities for original issuance in an aggregate principal amount of up to $150,000,000 plus up to $22,500,000 aggregate principal amount of Securities sold pursuant to the Over-allotment Option upon the written order of the Company, signed by two Officers, without any further corporate action by the Company.

     The aggregate principal amount of Securities authorized by this Indenture is limited to one hundred seventy two million, five hundred thousand dollars ($172,500,000), including Securities sold pursuant to the Over-allotment Option, and, except as provided in this Section and in Section 2.07, the Company shall not execute and the Trustee shall not authenticate or deliver Securities in excess of such aggregate principal amount.

     Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

     If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

Section 2.02  Form and Date of Securities and Trustee's
------------  -----------------------------------------
              Certificate.
              -----------

     The Securities and the Trustee's certificate of authentication to be borne by the Securities shall be substantially in the form set forth in Exhibit A to this Indenture, which is a part of this Indenture. The Securities may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers executing the same may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. Each Security shall be dated the date of its authentication.

     The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 2.03.  Registrar, Paying Agent and Conversion Agent.
-------------  --------------------------------------------

     The Company shall maintain in such locations as it shall determine (i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent"), and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Securities Register"). The Company may appoint one or more co-Registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-Registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its subsidiaries may act as Conversion Agent, Paying Agent, Registrar or co-Registrar.

Section 2.04.  Paying Agent to Hold Money in Trust.
-------------  -----------------------------------

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a subsidiary) shall have no further liability for the money. If the Company or a subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

Section 2.05.  Securityholder Lists.
-------------  --------------------

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five business days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06.  Exchange and Transfer of Securities.
-------------  -----------------------------------

     Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations. The Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company in accordance with the provisions of Section 2.03, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

     Upon surrender for registration of transfer of any Security at the office or agency to be maintained by the Company in accordance with the provisions of
Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities for a like aggregate principal amount.

     All Securities presented or surrendered for exchange, registration of transfer, conversion, redemption, purchase or payment shall, if so required by the Company or the Trustee or the Registrar or co-Registrar, be accompanied by a written instrument or instruments of transfer or conversion, in form satisfactory to the Company and the Trustee or the Registrar or co-Registrar, duly executed by the registered holder or by his duly authorized attorney and, in every case, each Security presented or surrendered for registration of transfer or for conversion shall be accompanied by the assignment form and conversion notice attached to the Securities, duly executed by the registered holder or by his duly authorized attorney.

     No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Company and the Registrar or co-Registrar shall not be required to issue, register the transfer of or exchange any Securities for a period of fifteen days next preceding any date for the selection of Securities to be redeemed. The Company and the Registrar or co-Registrar shall not be required to register the transfer of or exchange any Security called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed. The Company and the Registrar or co-Registrar shall not be required to register the transfer of or exchange any Security in respect of which a notice of a Designated Event has been given except, in the case of any Security to be purchased in part, the portion thereof not to be so purchased.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Section 2.07.  Replacement Securities.
-------------  ----------------------

     If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company.

Section 2.08.  Outstanding Securities.
-------------  ----------------------

     The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

     A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.


Section 2.09.  Treasury Securities.
-------------  -------------------

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

Section 2.10.  Temporary Securities.
-------------  --------------------

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

Section 2.11.  Cancellation.
-------------  ------------

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement, conversion or cancellation and shall dispose of cancelled Securities as the Company directs; provided that, notwithstanding any other provision of this Indenture, if the Company so directs the Trustee by written notice, Securities surrendered for redemption may be transferred in accordance with Section 2.06 to persons named by the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article 10.

Section 2.12.  Defaulted Interest.
-------------  ------------------

     If the Company fails to make a payment of interest on the Securities, it shall pay such defaulted interest plus any interest payable on the defaulted interest in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are Securityholders on a subsequent special record date. The Company shall fix any such record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date. At least 15 days before any such record date, the Company shall mail to Securityholders a notice that states the record date, payment date, and amount of such interest to be paid.


                                   ARTICLE 3

                                  REDEMPTION

Section 3.01.  Notices to Trustee.
-------------  ------------------

     If the Company elects to redeem Securities pursuant to the optional redemption provisions of paragraph 5 of the Securities, it shall deliver to the Trustee an Officer's Certificate setting forth the redemption date and the principal amount of Securities to be redeemed.

     The Company shall deliver each Officer's Certificate provided for in this Section at least 30 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee).

Section 3.02.  Selection of Securities to be Redeemed.
-------------  --------------------------------------

     If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with the requirements of any exchange on which the Securities are listed and that the Trustee considers fair and appropriate. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

Section 3.03.  Notice of Redemption.
-------------  --------------------

     At least 15 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed at the address of such Holder shown in the Security Register.

     The notice shall identify the Securities to be redeemed and shall state:

    (1)  the redemption date;

    (2)  the redemption price;

    (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;


    (4) the conversion price;

    (5) the name and address of the Paying Agent and Conversion Agent;

    (6) that Securities called for redemption may be converted at any time before the close of business on the business day before the redemption date;

    (7) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

    (8) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

    (9) that, unless the Company defaults on making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date.

     At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

Section 3.04.  Effect of Notice of Redemption.
-------------  ------------------------------

     Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security.

Section 3.05.  Deposit of Redemption Price.
-------------  ---------------------------

     On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

Section 3.06.  Securities Redeemed in Part.
-------------  ---------------------------

     Upon surrender of a definitive Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new definitive Security equal in principal amount to the unredeemed portion of the definitive Security surrendered.

                                   ARTICLE 4

                                   COVENANTS

Section 4.01.  Payment of Securities.
-------------  ---------------------

     The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a subsidiary) holds on that date money designated for and sufficient to pay all principal and interest then due; provided, however, that money held by the Paying Agent for the benefit of holders of Senior Debt pursuant to the provisions of Article 11 hereof shall not be considered paid within the meaning of this Section 4.01.

     To the extent lawful, the Company shall pay interest semiannually (including post-petition interest in any proceeding under any Bankruptcy Law) on
(i) overdue principal, at the rate borne by the Securities and (ii) overdue installments of interest (including interest contemplated by clause (i) and without regard to any applicable grace period) at the same rate.

Section 4.02.  SEC Reports.
-------------  -----------

   (a) The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA (S) 314(a).

   (b) If the Company is not required to file with the SEC such reports and other information referred to in Section 4.02(a), the Company shall file with the Trustee (i) within 135 days after the end of each fiscal year, annual reports containing the information required to be contained in Items 1, 2, 3, 5, 6, 7, 8 and 9 of Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in comparable items of any successor form, (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form and (iii) promptly from the time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form. The Company shall also make such reports available to Holders of the Securities and to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.

Section 4.03.  Compliance Certificate.
-------------  ----------------------

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing officer with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating that to the best knowledge of such signing officer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Events of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited or, if such an event has occurred, a description of such event of which such signing officer may have knowledge and what action the Company is taking or proposes to take with respect thereto. For purposes of this Section 4.03, such compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. See
Section 13.10.

     The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default.

Section 4.04.  Stay, Extension and Usury Laws.
------- -----  ------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.05.  Liquidation.
-------------  -----------

     The Company shall not adopt any plan of liquidation which provides for, contemplates or the effectuation of which is preceded by (A) the sale, lease, conveyance or other disposition of all or substantially all the assets of the Company otherwise than substantially as an entirety in accordance with Article 5 and (B) the distribution of all or substantially all the proceeds of such sale, lease, conveyance or other disposition and the remaining assets of the Company to holders of Common Stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Securities as to the payment of principal and interest.

Section 4.06.  Reservation of Shares of Common Stock for
-------------  -----------------------------------------
               Issuance Upon Conversion.
               ------------------------

     The Company will at all times cause there to be authorized and reserved for issuance upon conversion of the Securities such number of shares of Common Stock as would be issuable upon conversion of all the Securities then outstanding.


                                   ARTICLE 5

                                  SUCCESSORS

Section 5.01.  When Company May Merge, etc.
-------------  ---------------------------

     The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any person unless:

    (1) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, is (x) a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia or (y) a corporation or a comparable legal entity organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the Nasdaq National Market; provided, however, that in the case of a transaction
                        --------  -------
where the surviving entity is an entity described in clause (y), if such transaction would constitute a Designated Event as described in Section 12.03, the Company shall not consummate such transaction without first making provision for the satisfaction of its obligations under Sections 12.01 and 12.02 hereof, if any;


    (2) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to conversion of Securities if, pursuant to Section 10.18, the Company or another person enters into a supplemental indenture obligating it to deliver the Securities, cash or other assets deliverable upon conversion of Securities; and

    (1) immediately after the transaction no Default or Event of Default exists.

     The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

Section 5.02.  Successor Corporation Substituted.
-------------  ---------------------------------

     Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation (if other than the Company) formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Securities.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.
-------------  -----------------

     An "Event of Default" occurs if:

    (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

    (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

    (3) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below;

    (4) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary or for money borrowed the repayment of which is guaranteed by the Company or a Significant Subsidiary, whether such indebtedness or guarantee now exists or shall be created hereafter, if (a) either (i) such event of default results from the failure to pay any such indebtedness at maturity or (ii) as a result of such event of default the maturity of such indebtedness has been accelerated prior to its expressed maturity and (b) the principal amount of such indebtedness, together with the principal amount of any other such indebtedness in default for failure to pay principal at maturity or the maturity of which has been so accelerated, aggregates $10,000,000 or more;

    (5) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

     (A)  commences a voluntary case,

     (B) consents to the entry of an order for relief against it in an involuntary case,

     (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

     (D)  makes a general assignment for the benefit of its creditors, or

     (E) admits in writing that it is generally unable to pay its debts as the same become due;

    (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

     (A) is for relief against the Company or any Significant Subsidiary in an involuntary case,

     (B) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of its property, or

     (C)  orders the liquidation of the Company or any Significant Subsidiary,

     and the order or decree remains unstayed and in effect for 90 days.

     The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State Law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A Default under clause (3) (other than Defaults under Section 4.05, 5.01 or
10.01 which Defaults shall be Events of Default with the notice but without the passage of time specified in this paragraph) or (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

     In the case of any Event of Default pursuant to the provisions of this
Section 6.01 occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to paragraph 5 of the Securities, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

Section 6.02.  Acceleration.
-------------  ------------

     If an Event of Default (other than an Event of Default specified in clauses
(5) and (6) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the unpaid principal of and accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of Section 6.01 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

Section 6.03.  Other Remedies.
-------------  --------------

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or
constitute a waiver of or acquiescence in the Event of Default.   All remedies
are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Past Defaults.
-------------  -----------------------

     Subject to Section 9.02, the Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal (other than principal due by reason of acceleration) of or interest on any Security or a Default which materially and adversely affects the rights of any Holders under Article 10.

Section 6.05.  Control by Majority.
-------------  -------------------

     The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability.

Section 6.06.  Limitation on Suits.
-------------  -------------------

     A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

    (1) the Holder gives to the Trustee notice of a continuing Event of Default;

    (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a request to the Trustee to pursue the remedy;

    (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

    (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

    (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another
Securityholder.

Section 6.07.  Rights of Holders to Receive Payment.
-------------  ------------------------------------

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.


Section 6.08.  Collection Suit by Trustee.
-------------  --------------------------

     If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.  Trustee May File Proofs of Claim.
-------------  --------------------------------

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims, and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation and expenses of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation and expenses of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Securityholders may be entitled to receive in such proceeding, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10.  Priorities.
-------------  ----------

     If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

     First:  to the Trustee for amounts due under Section 6.09 or Section 7.07;

     Second: to holders of Senior Debt to the extent required by Article 11;

     Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

     Fourth: to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders.

Section 6.11.  Undertaking for Costs.
-------------  ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                   ARTICLE 7

                                    TRUSTEE

Section 7.01.  Duties of Trustee.
-------------  -----------------

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuation of an Event of Default:

             (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

             (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which, by any provision hereof, are required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

             (1) This paragraph does not limit the effect of paragraph (b) of this Section.

             (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

             (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

              (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

              (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

              (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.  Rights of Trustee.
-------------  -----------------

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with its counsel and the written advice of such counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

Section 7.03.  Individual Rights of Trustee.
-------------  ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
7.10 and 7.11.

Section 7.04.  Trustee's Disclaimer.
-------------  --------------------

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any Statement in the Securities other than its certificate of authentication.

Section 7.05.  Notice of Defaults.
-------------  ------------------

          If a Default or Event of Default occurs and is continuing and if it is known to a Trust Officer, the Trustee shall mail to Securityholders, at the name and address which appears in the Securities Register, a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

Section 7.06.  Reports by Trustee to Holders.
-------------  -----------------------------

          Within 60 days after the reporting date stated in Section 13.10, the Trustee shall mail to each Securityholder, at the name and address which appears in the Securities Register, a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no event described in TIA (S) 313(a) has occurred within twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA (S) 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA (S) 313(c).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange or any delisting thereof.

Section 7.07.  Compensation and Indemnity.
-------------  --------------------------

          The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee against any and all losses, damages, claims, liabilities and expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture (including this Section 7.07) against the Company and defending itself against any claim (whether asserted by any Securityholder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, damage, claim, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity, but failure by the Trustee so to notify the Company shall not relieve the Company of its obligations hereunder unless such failure prejudices the Company. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08.  Replacement of Trustee.
-------------  ----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

              (1) the Trustee fails to comply with Section 7.10;

              (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

              (3) a Custodian or public officer takes charge of the Trustee or its property; or

              (4) the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder or Beneficial Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities arising from or relating to matters prior to such replacement.

Section 7.09  Successor Trustee by Merger, etc.
-------------  ----------------------------------

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, provided that such successor is eligible and qualified under Section 7.10.

Section 7.10  Eligibility; Disqualification .
------------  ------------------------------

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in Section 13.10. The Trustee will at all times comply with, and will be subject to, TIA (S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9). Section 13.10 lists any excluded indenture or trust agreement.

Section 7.11  Preferential Collection of Claims Against Company .
------------  --------------------------------------------------

          The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                   ARTICLE 8

                             DISCHARGE OF INDENTURE

Section 8.01.  Termination of Company's Obligations.
-------------  ------------------------------------

          This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.07 and the Trustee's obligations under Sections 8.02 and 8.03 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder. In addition, the Company may terminate all of its obligations under this Indenture (except the Company's obligations under Sections 7.07) if:

         (1) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption; and

         (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder. The Company may make the deposit only during the one-year period and only if Article 11 permits it.

However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 7.07, 8.03, 8.04 and in Article 10, shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations under Section
7.07 shall survive.

          After a deposit made pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

          "U.S. Government Obligations" means direct obligations of the United
           ---------------------------
States of America for the payment of which the full faith and credit of the United States of America is pledged. In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.02.  Application of Trust Money.
-------------  --------------------------

          The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust are not subject to Article 11.

Section 8.03.  Repayment to Company.
-------------  --------------------

          The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Securityholder entitled thereto no less than 30 days prior to such payment. After the payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

Section 8.04.  Reinstatement.
-------------  -------------

          If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of the then outstanding Securities so request by written notice to the Trustee, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9

                                  AMENDMENTS

Section 9.01.  Without Consent of Holders.
-------------  --------------------------

               The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

              (1) to cure any ambiguity, defect or inconsistency; or

              (2) to comply with Sections 5.01 and 10.18; or

              (3) to provide for uncertificated Securities in addition to certificated Securities; or

              (4) to make any change that, in the opinion of the Board of Directors, does not materially adversely affect the legal rights hereunder of any Securityholder; or

              (5) to comply with the TIA;

provided that, in the case of clauses (1) through (3) above, inclusive, the
--------
Company has delivered to the Trustee an opinion of counsel stating that such change does not adversely affect the rights of any Securityholder.

Section 9.02.  With Consent of Holders.
-------------  -----------------------

          Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in the principal amount of the then outstanding Securities. Subject to Sections 6.04 and 6.07, the Holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not:

              (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

              (2) reduce the rate of or change the time for payment of interest on any Security;

              (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

              (4) make any Security payable in money other than that stated in the Security;

              (5) make any change in Section 6.04, 6.07 or 9.02 which adversely affects the rights of the Holders;

              (6) make any change that adversely affects the right to convert any Security;

              (7) make any change in Article 11 that adversely affects the rights of any Securityholders; or

              (8) waive a default in the payment of the principal (except principal due by reason of acceleration) of, or interest on, any Security or any Default which materially and adversely affects the rights of any Securityholders under Article 10.

          After an amendment or waiver under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or waiver.

Section 9.03.  Compliance with Trust Indenture Act.
-------------  -----------------------------------

          Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

Section 9.04.  Revocation and Effect of Consents.
-------------  ---------------------------------

          Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within 90-day period.

          After an amendment or waiver becomes effective it shall bind every Securityholder, unless it is of the type described in any of clauses (1) through
(8) of Section 9.02. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

Section 9.05.  Notation on or Exchange of Securities.
-------------  -------------------------------------

          The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

Section 9.06.  Trustee Protected.
-------------  -----------------

          The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights. In executing any supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that it will be valid and binding upon the Company in accordance with its terms.


                                  ARTICLE 10

                                  CONVERSION

Section 10.01.  Conversion Privilege.
--------------  --------------------

          A Holder of a Security may convert it into Common Stock at any time during the period stated in paragraph 8 of the Securities. The number of shares issuable upon conversion of a Security is determined as follows: Divide the principal amount to be converted by the conversion price in effect on the conversion date. Round the result to the nearest 1/1OOth of a share.

          The initial conversion price is stated in paragraph 8 of the Securities. The conversion price is subject to adjustment.

          A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

          "Common Stock" means Common Stock of the Company as it exists on the
           ------------
date of this Indenture or as it may be constituted from time to time.

Section 10.02.  Conversion Procedure.
--------------  --------------------

          To convert a Security, a Holder must satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check for any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

          No payment or adjustment will be made for accrued interest on a converted Security or dividends on any Common Stock issued. Interest will be paid on any interest payment date with respect to Securities surrendered for conversion after a record date for the payment of interest to the registered Holder on such record date. However, Securities surrendered for conversion after a record date but prior to the next succeeding interest payment date must be accompanied by payment of an amount equal to the interest thereon which is to be paid on such interest payment date.

          If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

          Upon a surrender of a definitive Security that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder a new definitive Security equal in principal amount to the unconverted portion of the Security surrendered.

          If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

Section 10.03.  Fractional Shares.
--------------  -----------------

          The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: Multiply the current market price of a full share by the fraction. Round the result to the nearest cent.

          The current market price of a share of Common Stock is the Quoted Price of the Common Stock on the last trading day prior to the conversion date. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

Section 10.04.  Taxes on Conversion.
--------------  -------------------

          If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

Section 10.05.  Company to Provide Stock.
--------------  ------------------------

          The Company has reserved and shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Securities in full.

          All shares of Common Stock which may be issued upon conversion of the Securities shall be fully paid and non-assessable.

          The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange on which the Common Stock is listed.

Section 10.06.  Adjustment for Change in Capital Stock.
--------------  --------------------------------------

               If the Company:

              (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

              (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

              (3) combines its outstanding shares of Common Stock into a smaller number of shares; or

              (4) issues by reclassification of its Common Stock any shares of its capital stock;

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted conversion price between the classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

Section 10.07.  Adjustment for Rights Issue.
--------------  ---------------------------

          If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock (the "Exchangeable Securities")) at a price per share (or having a conversion price or exercise price per share) less than the current market price per share on that record date, the conversion price shall be adjusted in accordance with the formula:

                                N x P
                                -----
                            O  +  M
                            -------
                  C' = C  x  O + N

          where:

               C'  =     the adjusted conversion price.

               C   =     the current conversion price.

               O   =     the number of shares of Common Stock outstanding on
                         the record date.


               N  =      the maximum number of shares of Common Stock
                         deliverable upon conversion of, in exchange for, or upon exercise of, such rights or warrants (and, if applicable, the Exchangeable Securities) at the initial conversion, exchange or exercise rate.

               P  =      the per share consideration received by the Company
                         upon the conversion of, exchange for, or exercise of, such rights or warrants (and, if applicable, the Exchangeable Securities).

               M  =      the current market price per share of Common Stock on
                         the record date.

          The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants. If at the end of the period during which such warrants or rights are exercisable, not all warrants or rights shall have been exercised, the conversion price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

Section 10.08.  Adjustment for Other Distributions.
--------------  ----------------------------------

          If the Company distributes to all holders of its Common Stock shares of Capital Stock other than Common Stock, debt securities of the Company or any of its assets or any rights or warrants to purchase assets, debt securities or other securities of the Company, the conversion price shall be adjusted in accordance with the formula:

                                M - F
                                -----
                    C' = C  x     M


        where:

               C' =     the adjusted conversion price.

               C  =     the current conversion price.

               M  =     the current market price per share of Common Stock on
                        the record date mentioned below.

               F  =     the fair market value on the record date of the assets,
                        securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This Section does not apply to regular cash dividends or cash distributions paid out of consolidated current earnings as shown on the books of the Company. Also, this Section does not apply to rights or warrants referred to in Section 10.07.

Section 10.09.  Adjustment for Common Stock Issue.
--------------  ---------------------------------

          If the Company issues shares of Common Stock for a consideration per share which is less than the current market price per share on the date the Company fixes the offering price of such additional shares the conversion price shall be adjusted in accordance with the formula:

                                O  +  P
                                      -
                                      M
                                -------
                      C' = C  x       A


          where:

               C'  =     the adjusted conversion price.

               C   =     the then current conversion price.

               O   =     the number of shares outstanding immediately prior to
                         the issuance of such additional shares.

               P   =     the aggregate consideration received for the issuance
                         of such additional shares.

               M   =     the current market price per share on the date of
                         issuance of such additional shares.

               A   =     the number of shares outstanding immediately after the
                         issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This Section does not apply to (i) any of the transactions described in Sections 10.06, 10.07, 10.08 and 10.10, (ii) the conversion of Securities, or the conversion, exchange or exercise of options or other securities convertible into or exchangeable for Common Stock, (iii) Common Stock issued pursuant to any bona fide director, management, employee and consultant stock option and benefit plans and agreements adopted by the Board of Directors either now existing or hereinafter in effect, (but only to the extent that either (x) the eligibility for persons entitled to participate in any such plan is broad based or (y) the aggregate number of shares excluded under this clause (y) and issued after the date of this Indenture shall not exceed 10% of the Common Stock outstanding at the time of the adoption of each such plan and agreement, exclusive of antidilution adjustments thereunder), (iv) Common Stock issued to acquire, or in the acquisition of, all or any portion of, or to invest in, a business, in an arm's-length transaction between the Company and a third party which is not an Affiliate of the Company, whether such acquisition or investment shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (v) Common Stock issued in a bona fide public offering or 144A offering pursuant to a firm commitment underwriting or sales at the market pursuant to a continuous offering stock program.

Section 10.10.  Adjustment for Convertible Securities Issue.
--------------  -------------------------------------------

          If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than the Securities or securities issued in transactions described in Sections 10.06, 10.07 and 10.08) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities which is less than the current market price per share on the date of issuance of such securities the conversion price shall be adjusted in accordance with this formula:

                                        O  +  P
                                              -
                                              M
                                        -------
                             C' = C  x  (O +  D)

           where:

               C'  =     the adjusted conversion price.

               C   =     the then current conversion price.

               O   =     the number of shares outstanding immediately prior to
                         the issuance of such securities.

               P   =     the aggregate consideration received for the issuance
                         of such securities.

               M   =     the current market price per share on the date of
                         issuance of such securities.

               D   =     the maximum number of shares deliverable upon
                         conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities have not been issued when such securities are no longer outstanding, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

          This Section does not apply to (i) convertible securities issued to acquire, or in the acquisition of, all or any portion of, or to invest in, a business, in an arm's-length transaction between the Company and a third party which is not an Affiliate of the Company, whether such acquisition or investment shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, (ii) options issued pursuant to any bona fide director, management, employee and consultant benefit plans and agreements adopted by the Board of Directors, or (iii) convertible securities issued in a bona fide public offering or a 144A offering pursuant to a firm commitment underwriting or sales at the market pursuant to a continuous offering program.

Section 10.11.  Current Market Price.
--------------  --------------------

          In Sections 10.07, 10.08, 10.09 and 10.10, the current market price per share of Common Stock on any date is (i) for purposes of Sections 10.09 and 10.10, the lower of (x) the average of the Quoted Prices of the Common Stock for 15 consecutive trading days commencing 25 trading days before the date in question or (y) the Quoted Price at the most recent close of trading prior to the time of determination of the consideration per share of Common Stock issued, or initially deliverable upon conversion, exchange or exercise, and (ii) for purposes of Sections 10.07 and 10.08, the price determined in accordance with the preceding clause (i)(x). In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

Section 10.12.  Consideration Received.
--------------  ----------------------

          For purposes of any computation respecting consideration received pursuant to Sections 10.09 and 10.10, the following shall apply:

         (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

         (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors or a duly authorized committee thereof (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a resolution which shall be filed with the Trustee; and

         (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section).

Section 10.13.  When Adjustment May Be Deferred.
--------------  -------------------------------

          No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Article shall be made to the nearest cent or to the nearest 1/1OOth of a share, as the case may be.

Section 10.14.  When No Adjustment Required.
--------------  ---------------------------

          No adjustment need be made for a transaction referred to in Section 10.06, 10.07, 10.08, 10.09 or 10.10 if all Securityholders are entitled to participate in the transaction, or will participate in the transaction upon conversion of their Securities, on a basis and with notice that the Board of Directors deems to be fair and appropriate in light of the basis on which holders of Common Stock participate in the transaction.

          No adjustment need be made for rights to purchase Common Stock or issuance of Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

Section 10.15.  Notice of Adjustment.
--------------  --------------------

          Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

Section 10.16.  Voluntary Reduction.
--------------  -------------------

          The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period, provided, that in no event may the conversion price be less than the par value of a share of Common Stock.

          Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The notice shall state the reduced conversion price and the period it will be in effect. The form, content and manner of dissemination of such notice shall comply with any applicable rules and regulations of the SEC.

          A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 10.06, 10.07, 10.08, 10.09 and 10.10.

Section 10.17.  Notice of Certain Transactions.
--------------  ------------------------------

          If:

         (1) the Company takes any action that would require an adjustment in the conversion price pursuant to Section 10.06, 10.07, 10.08, 10.09 or 10.10 and if the Company does not let Securityholders participate pursuant to Section 10.14;

         (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.18; or

         (3)   there is a liquidation or dissolution of the Company,

the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

Section 10.18.  Reorganization of Company.
--------------  -------------------------

          If the Company is a party to a transaction subject to Section 5.01, or a merger which reclassifies or changes its outstanding Common Stock, as a result of which holders of Common Stock shall be entitled to receive stock, other securities, other property or assets (including cash) with respect to or in exchange for such Common Stock, then upon consummation of such transaction the Securities shall automatically become convertible only into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security at the conversion price in effect immediately before the effective date of the transaction, assuming that the Holder failed to exercise the rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such transaction (provided that if the kind or amount of securities, cash or other assets receivable upon such transaction is not the same for each share of Common Stock held immediately prior to such transaction in respect of which such rights of election shall not have been exercised (each such share a "nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash or other assets receivable upon such transaction by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of the Securities shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice describing the supplemental indenture.

          If securities deliverable upon conversion of Securities, as provided above, are themselves convertible into the securities of an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture which shall so provide.

          If this Section applies, Section 10.06 does not apply.

Section 10.19.  Company Determination Final.
--------------  ---------------------------

          Any determination that the Company or the Board of Directors must make pursuant to Section 10.03, 10.06, 10.08, 10.09, 10.10, 10.11, 10.12 or 10.14 is
conclusive.

Section 10.20.  Trustee's Disclaimer.
--------------  --------------------

          The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.18 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.


                                  ARTICLE 11

                                 SUBORDINATION

Section 11.01.  Securities Subordinated to Senior Debt.
--------------  --------------------------------------

          The Company agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payment of the principal of and interest on the Securities is subordinated, to the extent and in the manner provided in this Article Eleven, to the prior payment in full of all Senior Debt.

          "Senior Debt" means (a) the principal of, premium, if any, and interest on all Debt (other than the Securities), whether outstanding on the date of this Indenture as originally executed or thereafter created or incurred, unless, in the agreement or instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such Debt is not superior in right of payment to the Securities; and (b) any amendment, modification, deferral, renewal, refunding or extension of any such Senior Debt, or debentures, notes or other evidences of indebtedness issued in exchange of any such Senior Debt.

          "Debt" means:

          (1)(a) all indebtedness of the Company for borrowed money, (b) all indebtedness of the Company which is evidenced by a note, debenture, bond or other similar instrument (including capitalized lease and purchase money obligations), (c) all indebtedness of the Company (including capitalized lease obligations) incurred, assumed or given in the acquisition (whether by way of purchase, merger or otherwise) of any business, real property or other assets (except assets acquired in the ordinary course of the acquiror's business);

          (2) any indebtedness of others described in the preceding clause (1) which the Company has guaranteed or for which it is otherwise liable; and

          (3) any amendment, renewal, extension or refunding of any such indebtedness.

          Notwithstanding the foregoing, "Senior Debt" shall not include (A) indebtedness evidenced by the Securities, (B) indebtedness of the Company that is expressly subordinated in right of payment to the Securities, and (C) indebtedness of the Company to an affiliate or a subsidiary of the Company.

          This Article Eleven shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

Section 11.02.  Company Not to Make Payments with Respect to
--------------  --------------------------------------------
                Securities in Certain Circumstances.
                -----------------------------------

         (a) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made on account of the principal of or interest on the Securities or to acquire any of the Securities.

         (b) Upon the happening of any default in payment of the principal of, premium, if any, or interest on any Senior Debt, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities nor shall any payment be made by the Company to acquire any of the Securities; nothing in this Article Eleven, however, shall relieve the holders of such Senior Debt or their representative from any notice requirements set forth in the instrument evidencing such Senior Debt.

         (c)   In the event that notwithstanding the provisions of this Section
11.02 the Company shall make any payment to the Trustee on account of the principal of or interest on the Securities, after the happening of a default in payment of the principal of or interest on Senior Debt, then, unless and until such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Section 11.06 and 11.07) shall be held by the Trustee, in trust for the benefit of, and shall be paid over and delivered to, the holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their representative or the trustee under any indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

          The Company shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Debt.

Section 11.03.  Securities Subordinated to Prior Payment of
--------------  -------------------------------------------
                All Senior Debt on Dissolution, Liquidation or
                ----------------------------------------------
                Reorganization of Company.
                -------------------------

          Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

          (a) the holders of all Senior Debt shall first be entitled to receive payments in full of the principal thereof, premium, if any, and interest due thereon before the Holders of the Securities are entitled to receive any payment on account of the principal of or interest on the Securities;

          (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on behalf of the Holders of the Securities would be entitled except for the provisions of this Article Eleven, including any such payment or distribution which may be payable or deliverable by reason of the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of the Senior Debt or their representatives or to the trustee under any indenture under which Senior Debt may have been issued (pro rata as to each such holder, representative or trustee on the basis of respective amounts of unpaid Senior Debt held or represented by each), to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt, except that Holders of the Securities would be entitled to receive/securities that are subordinated to Senior Debt to at least the same extent as the Securities; and

          (c) in the event that notwithstanding the foregoing provisions of this Section 11.03, any payment or distribution or provision of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders of the Securities on account of principal of or interest on the Securities before all Senior Debt is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provision of Sections 11.06 and 11.07) shall be received and held in trust for and shall be paid over to the holders of the Senior Debt remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Debt may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such senior Debt, except that Holders of the Securities would be entitled to receive securities that are subordinated to Senior Debt to at least the same extent as the Securities.

          The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

Section 11.04.  Securityholders to be Subrogated to Rights of
--------------  ---------------------------------------------
                Holders of Senior Debt.
                ----------------------

          Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated equally and ratably to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of Holders of the Securities by virtue of this Article Eleven which otherwise would have been made to the Holders of the Securities shall, as between the Company, its creditors other than holders of the Senior Debt and the Holders of the Securities, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article Eleven are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand and the holders of the Senior Debt, on the other hand.

Section 11.05.  Obligation of Company Unconditional.
--------------  -----------------------------------

          Nothing contained in this Article Eleven or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eleven of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Eleven, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders of the Securities shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven. Nothing contained in this Article Eleven or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in Section 11.02 (not cured or waived), payments at any time of the principal of or interest on the Securities.

Section 11.06.  Knowledge of Trustee.
--------------  --------------------

          Notwithstanding any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, until two business days after the Trustee shall have received written notice thereof from the Company, any Security holder, any Paying or Conversion Agent or the holder or representative of any class of Senior Debt.

Section 11.07.  Application by Trustee of Monies Deposited
--------------  ------------------------------------------
                With It.
                -------

          If prior to the date on which by the terms of this Indenture any monies deposited with the Trustee or any Paying Agent may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 11.06, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. This section shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of such Debt.

Section 11.08.  Subordination Rights Not Impaired by Acts
--------------  -----------------------------------------
                or Omissions of Company or Holders of
                -------------------------------------
                Senior Debt.
                -----------

          No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

Section 11.09.  Securityholders Authorize Trustee to
--------------  ------------------------------------
                Effectuate Subordination of Securities.
                --------------------------------------

          Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eleven and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its or his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Debt are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

Section 11.10.  Trustee Not Fiduciary for Holders of Senior Debt.
--------------  ------------------------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Securityholders or the Company or any other person monies or assets to which any holders of Senior Debt shall be entitled by virtue of this Article Eleven or otherwise.

Section 11.11.  Right of Trustee to Hold Senior Debt.
--------------  ------------------------------------

          The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article Eleven in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

Section 11.12.  Article Eleven Not to Prevent Events of Default.
--------------  -----------------------------------------------

          The failure to make a payment on account of principal or interest by reason of any provision in this Article Eleven shall not be construed as preventing the occurrence of an Event of Default under Section 6.01.

          This Article Eleven shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.


                                  ARTICLE 12

                          RIGHT TO REQUIRE REPURCHASE

Section 12.0.1  Right to Require Repurchase.
--------------  ---------------------------

          In the event that there shall occur a Designated Event with respect to the Company, then each Securityholder will have the right, at such Securityholder's option, but subject to the provisions of Article Eleven, to require the Company to purchase, and upon exercise of such right the Company shall purchase, all or any part of such Securityholder's Securities which is $1,000 or an integral multiple thereof promptly following the date (the "Repurchase Date") that is 30 days after the date of the Company Notice, at 100% of the principal amount, together with accrued and unpaid interest to the date fixed for repurchase.

Section 12.02.  Notice; Method of Exercising Repurchase Right.
--------------  ---------------------------------------------

         (a) On or before the 15th day after the occurrence of a Designated Event, the Company, or at the request of the Company, the Trustee, will give notice of the occurrence of the Designated Event and of the repurchase right set forth herein arising as a result thereof (the "Company Notice") by first-class mail, postage pre-paid, to each Holder of the Securities at such Holder's address appearing in the Securities Register. The Company will also deliver a copy of such Company Notice to the Trustee and cause a copy of such Company Notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York.

          Each Company Notice shall state:

          (1)  the Repurchase Date,

          (2)  the date by which the repurchase right must be exercised,

          (3) the price at which the repurchase is to be made, if the repurchase right is exercised, and

          (4) a description of the procedure which a Securityholder must follow to exercise a repurchase right.

          No failure of the Company to give the foregoing notice shall limit any Securityholder's right to exercise a repurchase right.

         (b) To exercise a repurchase right, a Securityholder shall deliver to the Company (or an agent designated by the Company for such purpose in the Company Notice), on or before the 30th day after the date of the Company Notice,
(i) written notice of the Securityholder's exercise of such right, which notice shall set forth the name of the Securityholder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. If the Repurchase Date falls between any record date for the payment of interest on the Securities and the next succeeding interest payment date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest thereon which the registered holder thereof is to receive on such interest payment date.

         (c) In the event a repurchase right shall be exercised and not withdrawn in accordance with the terms hereof, the Company shall pay or cause to be paid the price payable with respect to the Security or Securities as to which the repurchase right has been exercised (and not withdrawn) in cash to the Securityholder promptly after the Repurchase Date. In the event that a repurchase right is exercised (and not withdrawn) with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Securityholder a replacement Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered Security.

         (d) Any Securityholder that has delivered to the Trustee its written notice exercising its right to require the Company to repurchase its Securities upon the occurrence of a Designated Event shall have the right to withdraw such notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee prior to the close of business on such date. A Security in respect of which a Securityholder is exercising its option to require repurchase upon the occurrence of a Designated Event may be converted into Common Stock in accordance with Article 10 hereof only if such Securityholder withdraws its notice in accordance with the preceding sentence.

Section 12.03.  Certain Definitions.
--------------  -------------------

          For purposes of Sections 12.01 and 12.02:

         (a) A "Designated Event" will be deemed to have occurred, subject to paragraph (c) of this Section, upon the consummation of a purchase, merger, acquisition, transfer or other transaction involving a Change in Control. As used in the preceding sentence, the term "transfer" shall include, without limitation, a transfer of the type referred to in clause (iii)(y) of paragraph
(c) of this Section but shall exclude a transfer referred to in such clause
(iii)(y) as to any transferee who agrees to be bound by the agreements of the Acquiring Person described in clause (iii) of paragraph (c) for the remainder of the two-year period referred to therein.

         (b) As used herein, a "Change in Control" of the Company shall be deemed to have occurred at such time as any person, together with such person's "affiliates" or "associates" (such terms having the meanings assigned to them in Rule 12b-2 under the Exchange Act, as in effect on the date of this Indenture), other than a Permitted Holder (collectively, an "Acquiring Person"), first is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act, as in effect on the date of this Indenture), directly or indirectly, through such purchase, merger, acquisition, transfer or other transaction, of shares of capital stock of the Company entitling the Acquiring Person to exercise more than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in elections of directors. A "Permitted Holder" will be defined to mean Martin J. Wygod, his family members, any of their spouses and any Person controlled, directly or indirectly, or beneficially owned by Martin J. Wygod or such family members or spouses and, upon the death of Martin J. Wygod, shall also include any executors, administrators, testamentary trustees, heirs, legatees or beneficiaries of Martin J. Wygod and any Person controlled, directly or indirectly, or beneficially owned by any such executors, administrators, testamentary trustees, heirs, legatees or beneficiaries.

         (c) Notwithstanding the provisions of paragraphs (a) and (b) of this Section, a Designated Event will be deemed not to have occurred (i) if the Quoted Price (as defined in Section 13.10) of the Common Stock for any five trading days during the ten trading days immediately preceding the Change in Control is at least equal to 105% of the conversion price in effect immediately preceding the Change in Control; (ii) if at least 80% of the consideration (excluding cash payments for fractional shares) in the transaction or the transactions constituting the Change in Control consists of shares of Common Stock or securities convertible into shares of Common Stock that are, or upon issuance will be, traded on a national securities exchange or through the Nasdaq National Market and the consolidated net worth of the surviving entity (or the entity issuing common stock or securities convertible into shares of common stock in such transaction or transactions, if such entity guarantees the Company's obligations under the Securities) immediately after such transaction or transactions, as measured according to U.S. generally accepted accounting principles as in effect on the date hereof, is equal to or greater than the consolidated net worth of the Company immediately preceding the Change in Control; or (iii) if, in the case of an acquisition by the Company or a subsidiary of the Company of a business for consideration consisting of or including shares of Common Stock and/or securities convertible into Common Stock, the terms of such acquisition provide that (I) from and after the consummation of such acquisition and until at least the earlier of (x) two years from the date of such acquisition or (y) the date on which the Acquiring Person transfers substantially all of such shares of Common Stock and/or convertible securities, the Acquiring Person will cause the shares of capital stock of the Company owned by it at the time of any stockholder vote (or action by consent) for the election of directors of the Company to be voted in favor of the election, as a majority of the members of the Board of Directors of the Company, of persons who were directors or executive officers of the Company immediately prior to entry into the agreement or agreements pursuant to which the transaction or transactions were consummated ("Pre-Acquisition Managers"), provided that at least a majority of the Pre-Acquisition Managers so elected were directors or executive officers of the Company for at least twelve months immediately prior to entry into such agreement or agreements, (II) the Acquiring Person will not, for a period of two years from the consummation of the acquisition, permit persons designated by it to become a majority of the members of the Board of Directors of the Company.

Section 12.04.  Compliance with Law.
--------------  -------------------

          In connection with any repurchase of Securities pursuant to this Article Twelve, the Company will comply with any applicable rules and regulations of the SEC.


                                   ARTICLE 13

                                 MISCELLANEOUS

Section 13.01.  Trust Indenture Act Controls.
--------------  ----------------------------

          If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of Section 318(c) of the TIA, the imposed duties, upon qualification of this Indenture under the TIA, shall control.

Section 13.02.  Notices.
--------------  -------

          Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address stated in Section 13.10. The Company or the Trustee by notice to the other may designate additional or different address for subsequent notices or communications.

          Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

          All other notice or communications shall be in writing.

Section 13.03.  Communication by Holders with Other Holders.
--------------  -------------------------------------------

          Securityholders may communicate pursuant to TIA (S)312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S)312(c).

Section 13.04.  Certificate and Opinion as to Conditions
--------------  ----------------------------------------
                Precedent.
                ---------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustees:

         (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel stating that in the opinion of such counsel, all such conditions precedent have been complied with.

Section 13.05.  Statements Required in Certificate or Opinion.
--------------  ---------------------------------------------

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that the person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 13.06.  Rules by Trustee and Agents.
--------------  ---------------------------

          The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

Section 13.07.  Legal Holidays.
--------------  --------------

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 13.08.  No Recourse Against Others.
--------------  --------------------------

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 13.09.  Counterparts.
--------------  ------------

          This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 13.10.  Variable Provisions.
--------------  -------------------
          "Officer" means Chairman of the Board, the President, any Vice
           -------
President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

          The Company initially appoints the Trustee as Conversion Agent, Paying Agent, Registrar and authenticating agent.

          The first certificate pursuant to Section 4.03 shall be for the fiscal year ending on June 30, 1997.

          The reporting date for Section 7.06 is August 1 of each year. The first reporting date is August 1, 1997.

          The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

          In Sections 10.03, 10.11 and 12.03, the "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange or if neither so reported or listed, the last reported bid price of the Common Stock.

          The Company's address is:

               Synetic, Inc.
               669 River Drive,
               River Drive Center II
               Elmwood Park, NJ  07407
               Attention:  Vice President-Finance

          The Trustee's address is:

               United States Trust Company of New York
               114 West 47th Street
               New York, New York  10036
               Attention: Corporate Trust Department

Section 13.11.  Governing Law.
--------------  -------------

          The internal laws of the State of New York shall govern this Indenture and the Securities, without regard to the conflict of law provisions thereof.

Section 13.12.  No Adverse Interpretation of Other Agreements.
--------------  ---------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.13.  Successors.
--------------  ----------

          All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

Section 13.14.  Severability.
--------------  ------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.15.  Table of Contents, Headings, Etc.
--------------  ----------------------------------

          The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES



Dated:  as of ________________    SYNETIC, INC.


                                  By ___________________________

Attest:


______________________________                          (SEAL)



Dated:  as of ________________



                                  United States Trust Company
                                  of New York



                                  By ___________________________

Attest:


______________________________                          (SEAL)

                                   Exhibit A
                         [FORM OF DEFINITIVE SECURITY]
                               (Face of Security)


No.                                                                     $

                                 SYNETIC, INC.

                     % CONVERTIBLE SUBORDINATED DEBENTURE
                    -              DUE 2007

promises to pay to

or registered assigns,
the principal sum of                    Dollars on February 15, 2007


Interest Payment Dates:  August 15 and February 15
          Record Dates:  August 1 and February 1


Authenticated:
                                        Dated:

United States Trust Company          SYNETIC, INC.
of New York

as Trustee

                                        By ___________________________
By ___________________________               President
      Authorized Signature



                                     By ______________________________
                                          Secretary

                                                (SEAL)

                               (Back of Security)

                                  ------------

                                 Synetic, Inc.
                     % Convertible Subordinated Debenture
                    -               due 2007


          1.   Interest.  Synetic, Inc., a Delaware corporation (the "Company"),
               --------
promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest semi-annually on August 15 and February 15 of each year. Interest on the Securities will accrue from February __, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          2.   Method of Payment.  The Company will pay interest on the
               -----------------
Securities (except defaulted interest) to the persons who are registered holders of securities at the close of business on the record date for the next interest payment date even though Securities are cancelled after the record date on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money for the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

          3.   Paying Agent, Registrar and Conversion Agent.  The Trustee will
               --------------------------------------------
act as Conversion Agent, Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, Conversion Agent or co-Registrar without prior notice. The Company or any of its subsidiaries may act in any such capacity.

          4.   Indenture.  The Company issued the Securities under an Indenture
               ---------
dated as of February 15, 1997 ("Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $150,000,000 in aggregate principal amount, plus securities not exceeding $22,500,000 aggregate principal amount sold pursuant to the Over-allotment

Option. Capitalized terms used herein and not elsewhere defined shall have the meaning set forth in the Indenture.

          5.   Optional Redemption.  The Securities may be redeemed in whole or
               -------------------
from time to time in part, at the option of the Company, at any time on or after February 15, 2000, at redemption prices equal to the percentages of the principal amount thereof set forth below in each case together with accrued and unpaid interest to the redemption date.

          If the redemption date occurs during the 12-month period beginning February 15:

               Year
               ----

               2000 ............................  _%
               2001 ............................  _%
               2002 ............................  _%
               2003 ............................  _%
               2004 and thereafter .............  _%

          6.   Notice of Redemption.  Notice of redemption will be mailed at
               --------------------
least 15 days but not more than 60 days before the redemption date for each holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee, generally pro rata or by lot. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

          If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

          7.   Right to Require Repurchase.  In the event that there shall occur
               ---------------------------
a Designated Event with respect to the Company, then each Securityholder shall have the right, at such Securityholder's option, but subject to the provisions of Article 11 of the Indenture, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all or any part of such Securityholder's Securities which is $1,000 or an integral multiple thereof promptly following the date (the "Repurchase Date") that is 30 days after the date of the Company Notice, at 100% of the principal amount, together with accrued and unpaid interest to the date fixed for repurchase.

          To exercise a repurchase right, a Securityholder shall deliver to the Company (or an agent designated by the Company for such purpose in the Company Notice), on or before the 30th day after the date of the Company Notice, (i) written notice of the Securityholder's exercise of such right, which notice shall set forth the name of the Securityholder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. If the Repurchase Date falls between any record date for the payment of interest on the Securities and the next succeeding interest payment date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest thereon which the registered holder thereof is to receive on such interest payment date.

          Any Securityholder that has delivered to the Trustee its written notice exercising its right to require the Company to repurchase its Securities upon the occurrence of a Designated Event shall have the right to withdraw such notice of withdrawal to the Trustee prior to the close of business on such date. A Security in respect of which a Securityholder is exercising its option to require repurchase upon the occurrence of a Designated Event may be converted into Common Stock in accordance with Article 10 of the Indenture only if such Securityholder withdraws its notice in accordance with the preceding sentence.

          8.   Conversion.  A holder of a Security may convert it into Common
               ----------
Stock of the Company at any time before the close of business on February 15, 2007. If the Security is called for redemption, the holder may convert it at any time before the close of business on the business day prior to the redemption date (unless the Company shall default in payment due upon redemption
thereof).  The initial conversion price of $   per share is subject to
                                            --
adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. On conversion, no payment or adjustment for interest will be made. However, interest will be paid on any interest payment date with respect to Securities surrendered for conversion after a record date for the payment of interest to the registered holder on such record date. The Company will deliver a check for any fractional share.

          To convert a Security, a holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

          The conversion price is subject to adjustment as set forth in the Indenture in certain events. No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

          The Company from time to time may voluntarily reduce the conversion price for a period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period, provided that the conversion price is not less than the par value of a share of Common Stock.

          If the Company is a party to a consolidation or a transfer or lease of all or substantially all of its assets, or a merger which reclassifies or changes its outstanding Common Stock, as a result of which holders of Common Stock shall be entitled to receive stock, other securities, other property or assets (including cash) with respect to or in exchange for such Common Stock, then upon consummation of such transaction the Securities shall automatically become convertible only into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security at the conversion price in effect immediately before the effective date of the transaction.

          9.   Subordination.  The indebtedness evidenced by the Securities is
               -------------
subordinate to the prior payment when due of the principal of, premium, if any, and interest on all Senior Debt. Upon maturity of any Senior Debt, payment in full must be made on such Senior Debt before any payment is made on or in respect of the Securities. During the continuance of any default in payment of principal of, premium, if any, or interest on Senior Debt, no payment may be made by the Company on or in respect of the Securities. Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company, payment of the principal of and interest on the Securities will be subordinated, to the extent and in the manner set forth in the Indenture, to the prior payment in full of all Senior Debt. Such subordination will not prevent the occurrence of any Event of Default. "Senior Debt" means (a) the principal of, premium, if any, and interest on all Debt (other than the Securities), whether outstanding on the date of the Indenture as originally executed or thereafter created or incurred, unless, in the agreement or instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such Debt is not superior in right of payment to the Securities, and (b) any amendment, modification, deferral, renewal, refunding or extension of any such Senior Debt, or debentures, notes or other evidences of indebtedness issued in exchange for any such Senior Debt. "Debt" means (1)(a) all indebtedness of the Company for borrowed money, (b) all indebtedness of the Company which is evidenced by a note, debenture, bond or other similar instrument (including capitalized lease and purchase money obligations), (c) all indebtedness of the Company (including capitalized lease obligations) incurred, assumed or given in the acquisition (whether by way of purchase, merger or otherwise) of any business, real property or other assets (except assets acquired in the ordinary course of the acquiror's business); (2) any indebtedness of others described in the preceding clause (1) which the Company has guaranteed or for which it is otherwise liable; and (3) any amendment, renewal, extension or refunding of any such indebtedness.

          Notwithstanding the foregoing, "Senior Debt" shall not include (A) indebtedness evidenced by the Securities, (B) indebtedness of the Company that is expressly subordinated in right of payment to the Securities, and (C) indebtedness of the Company to an affiliate or a subsidiary of the Company.

          10.  Denominations, Transfer, Exchange.  The Securities are in
               ---------------------------------
registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a holder, Among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

          11.  Persons Deemed Owners.  The registered holder of a Security may
               ---------------------
be treated as its owner for all purposes, subject to provisions for record dates with respect to the payment of interest.

          12.  Amendments and Waivers.  Subject to certain exceptions, the
               ----------------------
Indenture or the Securities may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Securities, and any existing default may be waived with the consent of the holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company's obligations to Securityholders under certain circumstances or to make any change that does not adversely affect the rights of any Securityholder.

          13.  Defaults and Remedies.  An Event of Default is: default for 30
               ---------------------
days in payment of interest on the Securities; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Indenture or the Securities or, in the case of failure by the Company to comply with the restrictions on liquidation and on consolidation, merger or transfer or lease of substantially all its assets or the provisions regarding conversion of Securities, with such notice but without such passage of time; certain defaults under and accelerations prior to maturity of other indebtedness; certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

          14.  Trustee Dealings with the Company.  United States Trust Company
               ---------------------------------
of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          15.  No Recourse Against Others.  A director, officer, employee or
               --------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason or such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          16.  Authentication.  This Security shall not be valid until
               --------------
authenticated by the manual signature of the Trustee or an authenticating agent.

          17.  Abbreviations.  Customary abbreviations may be used in the name
               -------------
of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to: Synetic, Inc., 669 River Drive, River Drive Center II, Elmwood Park, New Jersey 07407, Attention: Vice President--Finance

ASSIGNMENT FORM                         CONVERSION NOTICE

                                        To convert this Security into
To Assign this Security, fill           Common Stock of the Company,
in the form below:                      check the box:

I or we assign and transfer                            [______]
this Security to
                                        To convert only part of this
                                        Security, state the amount:
 [____________________]
 (Insert assignee's oc.
 sec. or tax I.D. no.)                   [$____________________]

_____________________________           If you want the stock
                                        certificate made out in another
_____________________________           person's name, fill in the form
                                        below:
_____________________________

_____________________________            [______________________]

                                        (insert other person's soc.
(Print or type assignee's               sec. or tax I.D. no.)
name, address and zip code)
                                        _____________________________
and irrevocably appoint
                                        _____________________________
_______________________________
agent to transfer this Security         _____________________________
on the books of the Company.
The Agent may substitute                _____________________________
another to act for him.                 (Print or type other person's
                                        name, address and zip code)


Date: _________________   Your Signature: ______________________

                                          ______________________


                      (Sign exactly as your name appears
                      on the other side of this Security)

                       OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have this Security purchased by the Company pursuant to Article 12 of the Indenture, check the box:

          If you want to elect to have only part of this Security purchased by the Company pursuant to Article 12 of the Indenture, state the amount:

$________________


Date: _____________           Your Signature: ________________________

                      (Sign exactly as your name appears
                      on the other side of this Security)


Signature Guarantee